Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB/A (the “Report”) of Genex Pharmaceutical, Inc. (the “Company”) for the twelve months ended December 31, 2004, I, Fuzhi Song, Chief Executive Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned knowledge and belief:

(1)

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report on Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 19, 2006	/s/ Fuzhi Song Fuzhi Song Chief Executive Officer